EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1998 Brookdale Living Communities, Inc. Stock Incentive Plan and the 1999 Brookdale Living Communities, Inc. Stock Incentive Plan of our reports indicated below filed with the Securities and Exchange Commission.

          Financial Statements                  Date of Auditor's Report
          --------------------                  ------------------------

Consolidated   financial  statements  of              March 4, 1999
Brookdale  Living  Communities,  Inc. as
of  December  31,  1998 and 1997 and for
the year  ended  December  31,  1998 and
for the period from May 7, 1997  through
December   31,  1997  and  the  combined
statements  of  operations,  changes  in
partners'  capital  (deficit)  and  cash
flows of the Predecessor  Properties for
the period from  January 1, 1997 through
May 6,  1997  and  for  the  year  ended
December   31,  1996   included  in  the
Annual  Report  (Form 10-K) of Brookdale
Living Communities, Inc. for the year ended December 31, 1998.

Financial    Statements    of   Woodside            February 2, 1999
Terrace  Partners  for the  period  from
January 1, 1998 to  September  30,  1998
included  in the  Current  Report  (Form
8-K/A) of Brookdale Living  Communities,
Inc.  dated  December 22, 1998, as filed
with   the   Securities   and   Exchange
Commission on March 8, 1999.

Consolidated  balance sheet of Brookdale             March 26, 1998
Living Communities,  Inc. as of December
31,    1997    and   the    consolidated
statements of operations,  stockholders'
equity  and cash  flows  for the  period
from May 7, 1997  through  December  31,
1997 and the combined  balance  sheet of
the   Predecessor   Properties   as   of
December   31,  1996  and  the  combined
statements  of  operations,  changes  in
partners'  capital  (deficit)  and  cash
flows for the  period  from  January  1,
1997  through  May 6,  1997 and for each
of the two  years  in the  period  ended
December   31,  1996   included  in  the
Annual    Report   (Form    10-K/A)   of
Brookdale Living Communities, Inc. for the year ended December 31, 1997.
                                                    ERNST & YOUNG LLP
Chicago, Illinois
August 23, 1999